UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2026

21SHARES ETHEREUM STAKING ETF

(Exact name of registrant as specified in its charter)

Delaware	001-42151	93-6828290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

158 W. 27th Street
New York, New York	10001
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (646) 370-6016

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest of 21Shares Ethereum Staking ETF	TETH	Cboe BZX Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Sponsor Fee Waiver

On October 6, 2026, 21Shares US LLC (the “Sponsor”) agreed to extend the voluntary waiver of the sponsor fee it receives from 21Shares Ethereum Staking ETF (the “Trust”) as compensation for the Sponsor’s services rendered to the Trust for an additional year through October 8, 2027.

Press Release

On October 6, 2026, the Trust issued a press release, attached hereto as Exhibit 99.1, announcing the fee waiver.

Item 9.01 Financial Statements and Exhibits.

99.1	Press Release.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2026	21SHARES ETHEREUM STAKING ETF

21Shares US LLC, as Sponsor of 21Shares Ethereum Staking ETF

	By:	/s/ Duncan Moir
	Name:	Duncan Moir
	Title:	President

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